                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event Reported):
                                 August 23, 2007

                                   ----------

                                  333-132320-07
                   (Commission File Number of issuing entity)

                    Honda Auto Receivables 2007-3 Owner Trust
               (Exact name of registrant specified in its charter)

                                   333-132320
                      (Commission File Number of depositor)

                        American Honda Receivables Corp.
              (Exact name of depositor as specified in its charter)

                       American Honda Finance Corporation
               (Exact name of sponsor as specified in its charter)

                                   ----------

               Delaware                                      74-6555933
     (State or Other Jurisdiction                         (I.R.S. Employer
           of Incorporation)                            Identification No.)

                        American Honda Receivables Corp.
                              20800 Madrona Avenue
                               Torrance, CA 90503
                    (Address of Principal Executive Offices)
                                   (Zip Code)

        Registrant's telephone number, including area code (310) 781-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     Description of the Securities and the Auto Loans

     American Honda receivables Corp. registered issuances of up to
$15,000,000,000 principal amount of Asset Backed Notes and Asset Backed
Certificates on a delayed or continuous basis pursuant to Rule 415 under the
Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-132320) (the "Registration Statement").
Pursuant to the Registration Statement, Honda Auto Receivables 2007-3 Owner
Trust (the "Issuer") issued $803,680,000 Class A-1 5.56483% Asset Backed Notes
(the "Class A-1 Notes"), Class A-2 5.29% Asset Backed Notes (the "Class A-2
Notes"), Class A-3 One-Month LIBOR + 0.18% Asset Backed Notes (the "Class A-3
Notes") and Class A-4 One-Month LIBOR + 0.25% Asset Backed Notes (the "Class A-4
Notes") (collectively, the "Notes"), on August 23, 2007. This Current Report on
Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.

     The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of August 1, 2007, between the Issuer and The
Bank of New York, as indenture trustee (the "Indenture Trustee"). The Notes represent non-recourse obligations of the Issuer, which obligations are secured by the pledge by the Issuer to the Indenture Trustee of auto loans and certain related property.

     The Notes evidence indebtedness of the Issuer, the assets of which consist primarily of fixed rate motor vehicle retail installment sales contracts secured by automobiles financed thereby.

     As of the applicable cut-off date, which was August 1, 2007, the receivables possessed the characteristics described in the Prospectus dated
August 15, 2007 and the Prospectus Supplement dated August 15, 2007, filed pursuant to Rule 424(b)(5) of the Act on August 20, 2007.

Item 9.01. Financial Statements and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits:

1.1  Underwriting Agreement, dated August 15, 2007, among American Honda
     Receivables Corp., American Honda Finance Corporation and Banc of America
     Securities LLC.

4.1  Indenture, dated as of August 1, 2007, between Honda Auto Receivables
     2007-3 Owner Trust and The Bank of New York, as indenture trustee.

4.2  Amended and Restated Trust Agreement, dated August 23, 2007, among American
     Honda Receivables Corp., Citibank, N.A., as owner trustee, and Citigroup
     Institutional Trust Company, as Delaware Trustee.

99.1 Sale and Servicing Agreement, dated as of August 1, 2007, among Honda Auto
     Receivables 2007-3 Owner Trust, American Honda Receivables Corp. and
     American Honda Finance Corporation.

99.2 Receivables Purchase Agreement, dated as of August 1, 2007, between
     American Honda Finance Corporation and American Honda Receivables Corp.

99.3 Administration Agreement, dated as of August 1, 2007, among Honda Auto
     Receivables 2007-3 Owner Trust, American Honda Finance Corporation,
     American Honda Receivables Corp. and The Bank of New York, as indenture trustee.

99.4 Control Agreement, dated as of August 1, 2007, among American Honda
     Receivables Corp., Honda Auto Receivables 2007-3 Owner Trust, American
     Honda Finance Corporation, The Bank of New York, as indenture trustee and assignee-secured party, and The Bank of New York, as securities intermediary.

99.5 ISDA Master Agreement dated as of August 23, 2007, between Honda Auto
     Receivables 2007-3 Owner Trust and Bank of America, N.A., as swap counterparty.

99.6 Schedule to the ISDA Master Agreement between Honda Auto Receivables 2007-3 and Bank of America, N.A., dated as of August 23, 2007.

99.7 Confirmation of the Class A-3 Notes Interest Rate Swap between Honda Auto
     Receivables 2007-3 and Bank of America, N.A., dated as of August 23, 2007.

99.8 Confirmation of the Class A-4 Notes Interest Rate Swap between Honda Auto
     Receivables 2007-3 and Bank of America, N.A., dated as of August 23, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Section 13 or 15(d) of the Securities
Exchange Act of 1934, the depositor has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        American Honda Receivables Corp.

                                        Depositor

                                        By:    /s/ H.Tanaka
                                               ---------------------------------
                                        Name:  H. Tanaka
                                        Title: President

August 24, 2007

EXHIBIT INDEX

1.1  Underwriting Agreement, dated August 15, 2007, among American Honda
     Receivables Corp., American Honda Finance Corporation and Banc of America
     Securities LLC.

4.1  Indenture, dated as of August 1, 2007, between Honda Auto Receivables
     2007-3 Owner Trust and The Bank of New York, as indenture trustee.

4.2  Amended and Restated Trust Agreement, dated August 23, 2007, among American
     Honda Receivables Corp., Citibank, N.A., as owner trustee, and Citigroup
     Institutional Trust Company, as Delaware Trustee.

99.1 Sale and Servicing Agreement, dated as of August 1, 2007, among Honda Auto
     Receivables 2007-3 Owner Trust, American Honda Receivables Corp. and
     American Honda Finance Corporation.

99.2 Receivables Purchase Agreement, dated as of August 1, 2007, between
     American Honda Finance Corporation and American Honda Receivables Corp.

99.3 Administration Agreement, dated as of August 1, 2007, among Honda Auto
     Receivables 2007-3 Owner Trust, American Honda Finance Corporation,
     American Honda Receivables Corp. and The Bank of New York, as indenture trustee.

99.4 Control Agreement, dated as of August 1, 2007, among American Honda
     Receivables Corp., Honda Auto Receivables 2007-3 Owner Trust, American
     Honda Finance Corporation, The Bank of New York, as indenture trustee and assignee-secured party, and The Bank of New York, as securities intermediary.

99.5 ISDA Master Agreement dated as of August 23, 2007, between Honda Auto
     Receivables 2007-3 Owner Trust and Bank of America, N.A., as swap counterparty.

99.6 Schedule to the ISDA Master Agreement between Honda Auto Receivables 2007-3 and Bank of America, N.A., dated as of August 23, 2007.

99.7 Confirmation of the Class A-3 Notes Interest Rate Swap between Honda Auto
     Receivables 2007-3 and Bank of America, N.A., dated as of August 23, 2007.

99.8 Confirmation of the Class A-4 Notes Interest Rate Swap between Honda Auto
     Receivables 2007-3 and Bank of America, N.A., dated as of August 23, 2007.